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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-23669

                         SUPPLEMENT TO THE PROSPECTUS OF
                   MORGAN STANLEY DEAN WITTER STRATEGIST FUND
                            DATED SEPTEMBER 29, 2000

     The fifth paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced in its entirety by the following:

     Securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts (commonly known as "REITS") and money market instruments. The mortgage-backed securities in which the Fund may invest are mortgage pass-through securities that represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. REITs pool investors' funds for investments primarily in commercial real estate properties. The Fund is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

     The following paragraphs are hereby added to the section of the Prospectus titled "PRINCIPAL RISKS":

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and deceases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage


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     pools. Rates of prepayment, faster or slower than expected by the
     Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than traditional types of securities.

     ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value s a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


March 1, 2001